UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2023

Equitrans Midstream Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38629	83-0516635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Energy Drive Canonsburg, Pennsylvania	15317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 271-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	ETRN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

MVP Southgate Project Update

In April 2018, Mountain Valley Pipeline, LLC (the MVP Joint Venture) announced the MVP Southgate project (MVP Southgate), a contemplated interstate pipeline that was approved by the United States Federal Energy Regulatory Commission (FERC) and designed to extend approximately 75 miles from the terminus of the Mountain Valley Pipeline (MVP) in Pittsylvania County, Virginia to new delivery points in Rockingham and Alamance Counties, North Carolina using 24-inch and 16-inch diameter pipe.

In late December 2023, following completion of its negotiations with each of Public Service Company of North Carolina, Inc. (PSNC), and another investment grade utility customer (Investment Grade Counterparty), the MVP Joint Venture entered into precedent agreements with each of PSNC and the Investment Grade Counterparty. The precedent agreements contemplate a redesigned project (in lieu of the original project). The redesigned project would extend approximately 31 miles from the terminus of the MVP in Pittsylvania County, Virginia to planned new delivery points in Rockingham County, North Carolina using 30-inch diameter pipe. In contrast to the original, lengthier project route and design, which required an additional compressor station (the permit application for which was denied by the Virginia State Air Pollution Control Board in 2021), the revised project would include substantially fewer water crossings and would not require a new compressor station. The new precedent agreements, among other things, collectively provide for 550,000 Dth per day of firm capacity commitments (whereas the original project was supported by a 300,000 Dth per day firm capacity commitment with PSNC, which has been superseded by the new precedent agreement with PSNC), are each for 20-year terms (subject to two potential five-year extensions), and describe certain conditions precedent to the parties’ respective obligations regarding MVP Southgate (including, among others, that both precedent agreements remain in full force and effect). Given the court-related construction stops experienced on MVP, the new precedent agreements also incorporate certain spending and termination protections which may be exercised in certain circumstances in accordance with the terms of the precedent agreements, including in connection with a delay, stay or vacatur of certain governmental authorizations. The MVP Joint Venture expects to finalize the scope of the redesigned project after it conducts an open season and executes any additional agreements for firm capacity.

Equitrans Midstream Corporation (the Company) is expected to operate MVP Southgate and owned a 47.2% interest in MVP Southgate as of September 30, 2023. The redesigned MVP Southgate is estimated to cost a total of approximately $370 million, excluding allowance for funds used during construction and certain costs incurred for purposes of the original project. The Company expects to fund its proportionate share through capital contributions made to the MVP Joint Venture. The targeted completion timing for the project is June 2028, with the majority of the capital spend expected to occur in 2027.

The FERC previously conditioned its authorization on MVP Southgate being built and made available for service by June 18, 2023. On June 15, 2023, the MVP Joint Venture filed a request with the FERC for an extension of time to June 18, 2026, to complete MVP Southgate, which the FERC granted on December 19, 2023. The MVP Joint Venture is evaluating the permitting and regulatory roadmap for the project, including requesting an updated completion due date.

Cautionary Statement Regarding Forward-Looking Information

Disclosures in this Current Report on Form 8-K contain certain forward-looking statements within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Words such as “aim,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “budget,” “continue,” “could,” “design,” “estimate,” “expect,” “focused,” “forecast,” “goal,” “guidance,” “intend,” “may,” “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “pursue,” “scheduled,” “seek,” “should,” “strategy,” “strive,” “target,” “view,” “will,” or “would” and similar expressions are used to identify forward-looking statements. These statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Without limiting the generality of the foregoing, forward-looking statements specifically include conducting (and related timing of) an open season and finalizing the scope of the redesigned MVP Southgate, the targeted total project cost and timing for completing (and ability to complete) the MVP Southgate, including the satisfaction, if any, of conditions precedent with respect to the relevant precedent agreements, timing for forecasted capital expenditures related thereto, the realizability of the perceived benefits of the revised project design, scope and provisions included in the relevant precedent agreements, any potential extensions of the terms of the precedent agreement, and the MVP Joint Venture’s ability to execute any additional agreements for firm capacity for the MVP Southgate. These statements involve risks and uncertainties that could cause actual results to differ materially from projected results.

Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, judicial, construction and other risks and uncertainties, many of which are difficult to predict and are beyond the Company’s control. The risks and uncertainties that may affect the operations, performance and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth in the Company’s publicly filed reports with the Securities and Exchange Commission (the SEC), including those set forth under Item 1A, “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC, as updated by the Company’s subsequent filings. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not intend to correct or update any forward-looking statement, unless required by securities laws, whether as a result of new information, future events or otherwise. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL. Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITRANS MIDSTREAM CORPORATION

Date: December 29, 2023	By:	/s/ Kirk R. Oliver
	Name:	Kirk R. Oliver
	Title:	Senior Vice President and Chief Financial Officer